   As filed with the Securities and Exchange Commission on September 16, 2005


                                                       Registration Nos. 2-81150
                                                                        811-3634
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                            ------------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |_|


                       POST-EFFECTIVE AMENDMENT No. 27                       |X|


                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |_|


                              AMENDMENT No. 28                               |X|


                        (Check appropriate box or boxes)

                            ------------------------

                          THE GUARDIAN BOND FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                   7 Hanover Square, New York, New York 10004
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (212) 598-8359

                            ------------------------

                          Richard T. Potter, Jr., Esq.
                          c/o The Guardian Insurance &
                              Annuity Company, Inc
                                7 Hanover Square
                            New York, New York 10004
                    (Name and Address of Agent for Service)

                            ------------------------

      It is proposed that this filing will become effective (check appropriate box):

            |_| immediately upon filing pursuant to paragraph (b) of Rule 485


            |_| on  (date) pursuant to paragraph (b) of Rule 485


            |_| 60 days after filing pursuant to paragraph (a)(1) of Rule 485


            |x| on  November 16, 2005 pursuant to paragraph (a)(1) of Rule 485


            |_| 75 days after filing pursuant to paragraph (a)(2) of Rule 485

            |_| on (date) pursuant to paragraph (a)(2) of Rule 485.

      If appropriate, check the following box:

            |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            ------------------------

================================================================================


Registrant's definitive prospectus dated May 1, 2005 was filed pursuant to Rule 485(b) under the Securities Act of 1933 (the "Act") on April 29, 2005. The Registrant's May 1, 2005 prospectus is not affected by, and is therefore not included in, this Post-Effective Amendment.

                          THE GUARDIAN BOND FUND, INC.
     Supplement dated November 16, 2005 to the Prospectus dated May 1, 2005

The following disclosure is inserted under the heading "Special Investment Techniques" with respect to The Guardian Bond Fund, Inc.:

CREDIT DERIVATIVES

The Fund may invest in credit derivatives, including credit derivative swaps and credit derivative index investments. The Fund may use these investments (i) as alternatives to direct investment in a particular security, (ii) to adjust the Fund's asset allocation or risk exposure to the corporate credit sector of the fixed income market or (iii) for hedging purposes. They may not be used for speculation. These investments may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information. The Fund does not intend to invest more than 5% of its total assets in these investments.

THE GUARDIAN BOND FUND, INC.
7 Hanover Square, New York, New York 10004

STATEMENT OF ADDITIONAL INFORMATION


NOVEMBER 16, 2005


This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus of The Guardian Bond Fund, Inc. (the "Fund") dated May 1, 2005. This Statement of Additional Information has been incorporated by reference into the Prospectus. A free copy of the Prospectus may be obtained by writing to Guardian Investor Services LLC(R), 7 Hanover Square, New York, New York 10004 or by telephoning 1-800-221-3253. Please retain this document for future reference.

The Fund's Annual Report for the year ended December 31, 2004 is incorporated by reference into this Statement of Additional Information. Much of the information contained herein expands upon subjects discussed in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus. For a free copy of the Annual Report, call 1-800-221-3253.

                   TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Fund Organization...........................................   B-2
Investment Restrictions.....................................   B-2
Investment Strategies and Risk Considerations...............   B-3
Ratings of Debt Obligations.................................   B-7
Disclosure of Portfolio Holdings............................   B-7
Portfolio Turnover..........................................   B-8
Directors and Officers......................................   B-8
Portfolio Managers..........................................  B-14
Guardian Life and Other Fund Affiliates.....................  B-16
Investment Adviser..........................................  B-16
Proxy Voting Policies and Procedures........................  B-17
Calculation of Net Asset Value..............................  B-17
Securities Valuations.......................................  B-17
Taxes.......................................................  B-18
Custodian and Transfer Agent................................  B-19
Brokerage Allocation........................................  B-19
Legal Opinions..............................................  B-19
Capital Stock...............................................  B-19
Independent Registered Public Accounting Firm and Financial
  Statements................................................  B-20
Appendix A -- Ratings.......................................  B-21
Appendix B -- Proxy Voting Policies and Procedures..........  B-23



EB-013290   5/05


STATEMENT OF ADDITIONAL INFORMATION

FUND ORGANIZATION

The Fund is registered with the SEC as an open-end, diversified, management investment company. It is incorporated in Maryland and commenced its operations in March 1983.


INVESTMENT RESTRICTIONS


The Fund has adopted the following investment restrictions that cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund. As defined by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund means the lesser of the vote of (a) 67 percent of the voting securities of the Fund at a meeting where more than 50 percent of the outstanding voting securities are present in person or by proxy, or (b) more than 50 percent of the outstanding voting securities of the Fund. All percentage restrictions on investments apply when an investment is made. A later increase or decrease beyond a specified limit that results from a change in value or net assets shall not constitute a violation of the applicable restriction.



FUNDAMENTAL RESTRICTIONS (MAY NOT BE CHANGED WITHOUT SHAREHOLDER APPROVAL)



Pursuant to the following fundamental restrictions, the Fund may not:



1. Make any purchase that would result in the Fund ceasing to be "diversified" within the meaning of the 1940 Act, applicable rules thereunder and any orders or interpretations of the Securities and Exchange Commission ("1940 Act rules and orders").



2. Borrow money, except to the extent permitted by the 1940 Act, rules and orders.



3. Purchase any securities other than the obligations of the U.S. government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry.



4. Purchase or sell real estate, although the Fund may (a) purchase and sell securities of issuers that deal in real estate, (b) purchase and sell securities that represent interests in real estate and (c) acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.



5. Purchase or sell commodities or commodity contracts, except to the extent permitted under applicable law without registration as a commodity pool operator under the Commodity Exchange Act (or any comparable registration under successor legislation).



6. Engage in the underwriting of securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of portfolio securities.



7. Make loans to other persons, except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission.



8. Issue any senior securities except as permitted by the 1940 Act, rules and orders.



NON-FUNDAMENTAL RESTRICTIONS (MAY BE CHANGED BY BOARD WITHOUT SHAREHOLDER APPROVAL)



Pursuant to the following non-fundamental restrictions, the Fund may not:



1. Invest in (a) securities which at the time of investment are not readily marketable, (b) securities that are restricted as to resale under federal securities laws, excluding any such securities that have been determined by the Trustees (or the person(s) designated by them to make such determinations) to be readily marketable and (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in the aggregate in securities described in (a), (b) and (c) above.



2. Invest in the securities of any company for the purpose of exercising control or management.



3. Purchase the securities of any other investment company, except in accordance with the 1940 Act, rules and orders.



4. Purchase securities on margin or make any short sales of securities, except as permitted by applicable law.



5. Pledge, mortgage or hypothecate the Fund's assets, except as permitted by applicable law.



The Fund will provide 60 days' written notice to shareholders of a change in the Fund's non-fundamental policy of investing 80% of the value of the Fund's total assets in different kinds of investment grade debt obligations.


                                      B-2
                                                    THE GUARDIAN BOND FUND, INC.

INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

MORTGAGE-BACKED SECURITIES

The Fund may purchase mortgage-backed securities, such as collateralized mortgage obligations ("CMOs") and mortgage pass-throughs.

A mortgage pass-through is collateralized by a pool of mortgages that have a common coupon rate (i.e., interest rate) and maturity. The holders of a particular mortgage pass-through share the rights to receive interest and principal payments from the underlying pool of mortgages, net of servicing fees, as payment for debt service on the pass-through. CMOs are collateralized by pooled mortgage loans that may not share coupon rate and maturity characteristics, so they are multi-class bonds. CMO classes typically have different interests in the stream of interest and principal payments from an underlying pool of mortgages. Hence, the classes are paid sequentially according to the payment structure of the CMO. Mortgage pass-throughs and CMOs may be issued or guaranteed by the U.S. government and its agencies or instrumentalities, or by private entities.

Payments of principal and interest on the mortgage obligations underlying CMOs are not passed through directly to the holders. Rather, they are made to an independent trustee created specifically for the allocation of such interest and principal payments because CMOs are frequently issued in a variety of classes or series which are designed to be retired sequentially as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of obligations next scheduled to mature generally will be paid down first. Thus, even if the issuer does not supply additional collateral, there will be sufficient collateral to secure the obligations which remain outstanding. A mortgage pass-through, on the other hand, is secured by a pool of mortgages with common characteristics, so it will not have the class structure associated with CMOs. For this reason, payments of principal and interest on the underlying mortgages can be passed-through to all holders of the mortgage pass-through. And, all such holders will share the same pre-payment risk.

Mortgage-backed securities issued by the Government National Mortgage Association ("GNMA") are backed by the full faith and credit of the U.S. government. Privately owned, government sponsored agencies like the Federal National Mortgage Association ("Fannie Mae" or "FNMA") and the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC") issue their own guarantees for interest and principal payments on the mortgage-backed securities and other obligations they issue. These guarantees are supported only by the issuer's credit or the issuer's right to borrow from the U.S. Treasury. Accordingly, such investments may involve a greater risk of loss of principal and interest than other U.S. government securities since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

Privately issued mortgage-backed securities purchased by the Fund must be fully collateralized by GNMA certificates, other government mortgage-backed securities, or by whole loan securities. Whole loan securities are securitized mortgage pools backed by fixed or adjustable rate mortgages originated by private institutions.

Mortgage-backed securities may be more sensitive to interest rate changes than conventional bonds, which can result in greater price volatility. Because the collateral underlying mortgage-backed securities may be prepaid at any time, mortgage-backed securities are also subject to greater prepayment risks than conventional bonds. Accelerated prepayments of mortgage-backed securities purchased at a premium impose a risk of loss of principal because the premium may not have been fully amortized when the principal is repaid. Prepayments tend to accelerate when interest rates decline, so the proceeds from prepaid mortgage-backed securities are then likely to be reinvested at lower interest rates.

Many factors affect the frequency of unscheduled prepayments or refinancings of the underlying mortgages, including interest rate changes, economic conditions, the ages of the mortgages and locations of the mortgaged properties. Prepayments tend to occur more rapidly after interest rates generally have declined. The return provided to the Fund will be lower if the proceeds of prepaid mortgage-backed securities are reinvested in securities that provide lower coupons. In addition, the Fund may suffer losses on prepaid obligations which were acquired at a premium.

When interest rates are rising, mortgage-backed securities may suffer price declines, particularly if their durations extend because mortgage prepayments or refinancings slow down. Securities that have lost value while held by the Fund will have an adverse impact on the Fund's total return.

Stripped mortgage securities are another type of mortgage-backed security. Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives only interest payments ("IOs") and one class receives only principal payments ("POs"). IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. The Fund's Board of

STATEMENT OF ADDITIONAL INFORMATION

Directors has adopted procedures for the use of its investment adviser, Guardian Investor Services LLC ("GIS"), when ascertaining the liquidity and fair value of its investments, including its mortgage-backed securities holdings. There is no guarantee that the Fund's investments in mortgage-backed securities will be successful, and the Fund's total return could be adversely affected as a result.

ASSET-BACKED SECURITIES

Asset-backed securities, which are structured similarly to mortgage-backed securities, are collateralized by interests in pools of loans, receivables or other obligations originated by single or multiple lenders and may use similar credit enhancements. The underlying assets, which include motor vehicle installment purchase contracts, home equity loans, credit card receivables and other credit arrangements, are securitized in pass-through structures similar to mortgage pass-throughs or in pay-through structures similar to CMOs. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

One of the principal characteristics which distinguishes asset-backed securities from mortgage-backed securities is that asset-backed securities generally do not have the benefit of first lien security interests in the related collateral. Certain receivables such as credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, certain of which may hinder the right to receive full payment. Also, the security interests in the underlying collateral may not be properly transferred when the pool is created, resulting in the possibility that the collateral may be resold. Some asset-backed securities may also have prepayment risk due to refinancing of their receivables. Generally, these types of loans are of shorter average life than mortgages but may have average lives up to 10 years. These securities, all of which are issued by non-governmental entities, carry no direct or indirect governmental guarantees.

TRUST PREFERRED SECURITIES

The Fund may also invest in trust-preferred (or capital) securities. These securities, which are issued by entities such as special purpose bank subsidiaries, currently permit the issuing entity to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities have the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an event of default.

At the present time, the Internal Revenue Service treats capital securities as debt. In the event that the tax treatment of interest payments of these types of securities is modified, the Fund will reconsider the appropriateness of continued investment in these securities.

Some of the Fund's investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect the Fund's performance.

SECURITIES LENDING

The Fund may lend its portfolio securities to broker-dealers, banks or other institutional investors to earn additional income. Such loans must be continuously secured by collateral, and the loaned securities must be marked-to-market daily. The Fund will generally continue to be entitled to all interest earned or dividends paid on the loaned securities, though lending fees may be paid to the borrower from such interest or dividends. The Fund can increase its income through securities lending by investing the cash collateral deposited by the borrower in short-term interest-bearing obligations that meet the Fund's credit quality requirements and investment policies. As with any extension of credit, however, there are risks of delay in recovery of the loaned securities and collateral if a borrower should fail financially.

The Fund will cease to lend securities if, as a result, the aggregate value of securities then on loan would exceed 33 1/3 % of its total assets. A significant portion of the Fund's loan transactions may be with only one or a few institutions at any given time. This practice can increase the risk to the Fund should a borrower fail. Apart from lending its securities, and acquiring debt securities, the Fund will not make loans to other persons.

The Fund will typically receive commitment fees from the borrower which are normally payable upon the expiration of the loan transactions. If the Fund calls the loaned securities prior to the expiration date of the loan transactions, the Fund may not be entitled to receive the entire commitment fee. The Fund does not expect to call loaned securities prior to the loan expiration date unless the current market value of the loaned securities exceeds the expected return of the loan, including the entire commitment fee. Loan transactions can be

                                      B-4
                                                    THE GUARDIAN BOND FUND, INC.

structured to permit similar, but not necessarily identical, securities to be returned to the Fund upon the expiration of a loan.

Since there are risks of delays in recovery or even loss of rights in the collateral related to all types of secured credit, the loans will be made only to borrowers deemed by GIS to be creditworthy and will not be made unless, in GIS's judgment, the income that can be earned justifies the risk. The Fund could also suffer a loss in the event of losses on investments made with cash collateral.

In the event a borrower is unable to complete a loan transaction, or in the event of any default or insolvency of a borrower, the Fund will retain the collateral it received in connection with the loan transaction. In the event that the borrower defaults on its obligation to return the loaned securities, the Fund could suffer a loss to the extent that the market value of the collateral falls below that of the loaned securities. If the collateral is insufficient to fully satisfy its rights under the loan agreement, the Fund will take whatever steps it deems advisable to satisfy its claim.

The Fund may pay reasonable custodian and administrative fees in connection with the loans.

DOLLAR ROLL AND REVERSE REPURCHASE AGREEMENTS

The Fund may engage in dollar roll and reverse repurchase agreement transactions when the investment adviser believes it would be advantageous to do so. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different pools of mortgages. A fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, the Fund earns interest by investing the transaction proceeds during the roll period.

In a reverse repurchase agreement transaction, the Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold. The Fund may also receive interest income similar to that received in the case of dollar rolls.

The Fund will normally use the proceeds of dollar roll and reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related dollar roll or reverse repurchase agreement. The market value of securities sold under a reverse repurchase agreement or dollar roll is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements and dollar rolls involve the risk that the buyer of the sold securities might be unable to deliver them when the Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund's repurchase obligation. The Fund's use of the transaction proceeds may be restricted pending such decision.

Whenever the Fund enters into a dollar roll or reverse repurchase agreement transaction, it will segregate cash, U.S. Government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. Segregating assets may limit the Fund's ability to pursue other investment opportunities.

Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, dollar rolls and reverse repurchase agreements will involve leverage. However, since the acquired securities or repurchase agreements must satisfy the Fund's credit quality requirements and mature on or before the settlement date for the related dollar roll or reverse repurchase agreement, and because the Fund will segregate assets as described above, GIS believes that these transactions do not present the risks associated with other types of leverage. The Fund does not intend to enter into dollar roll or reverse repurchase agreement transactions other than in such circumstances or for temporary or emergency purposes. In addition, the staff of the Securities and Exchange Commission has taken the position that dollar roll and reverse repurchase agreement transactions are deemed to be borrowings within the meaning of the Investment Company Act of 1940, as amended ("1940 Act"). Although the Fund intends to engage in such transactions only in the limited circumstances described above, the use of such transactions will be subject to the Fund's investment limitation on borrowings, which limits the aggregate borrowings of the Fund to no more than 33 1/3 % of the value of the Fund's total assets.

STATEMENT OF ADDITIONAL INFORMATION

REPURCHASE AGREEMENTS


In a repurchase agreement transaction, the Fund purchases a debt security and obtains a simultaneous commitment from the seller (i.e., a bank or securities dealer) to repurchase the debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized (including the interest earned thereon) by U.S. government securities, bank obligations, cash or cash equivalents, and are marked-to-market daily during their respective terms. Costs, delays or losses could result if the seller becomes bankrupt or is otherwise unable to repurchase a security that is subject to a repurchase agreement. To attempt to minimize this risk, the Fund's Board of Directors periodically receives and reviews information about the creditworthiness of securities dealers and banks which enter into repurchase agreements with the Fund. The Fund will not enter into a repurchase agreement which matures in more than seven days, if, as a result, more than 15% of its net assets would be invested in illiquid securities.


WHEN-ISSUED OR DELAYED-DELIVERY TRANSACTIONS

In when-issued or delayed-delivery transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risk of ownership, including the risk of price fluctuation. If the Fund's counterparty fails to deliver a security purchased on a when-issued or delayed-delivery basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

The Fund engages in these transactions to acquire securities that are appropriate for its portfolio while securing prices or yields that appear attractive when the transactions occur. The Fund does not engage in these transactions to speculate on interest rate changes. However, the Fund reserves the right to sell securities acquired on a when-issued or delayed-delivery basis before settlement.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. Accordingly, when the Fund commits to buy particular securities and make payment in the future, it must segregate cash or liquid, unencumbered securities at least equal in value to its commitments, marked-to-market daily. In the case of a sale of securities on a delayed-delivery basis, the Fund will instruct the custodian to segregate the subject portfolio securities while the commitment is outstanding. These obligations to segregate cash or securities will limit the investment adviser's ability to pursue other investment opportunities.


CREDIT DERIVATIVES



The Fund may invest in credit derivative swaps and credit derivative index investments. The Fund may use these investments (i) as alternatives to direct investment in a particular security, (ii) to adjust a Fund's asset allocation or risk exposure to the corporate credit sector of the fixed income market or (iii) for hedging purposes. They may not be used for speculation.



The credit derivative swap market allows the Fund to manage credit risk through buying and selling credit protection on specific issuers or a basket of issuers (a "credit derivative index"). These transactions are documented through swap agreements, which are two-party contracts. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of default. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of default.



Credit derivatives present investment risks that may subject the Fund to greater volatility than investments in more traditional securities. The Fund's investment in credit derivative swaps and credit derivative index swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the swap is based. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. If an event of default occurs, the Fund (if the buyer) will receive the full notional value of the company on which the swap is based, which may have little or no value. If the Fund is the seller, it will receive a fixed rate of income throughout the term of the contract, typically six months to one year, provided there is no event of default. If an event of default occurs, the Fund (if the seller) must pay the buyer the full notional value of the company on which the swap is based. Credit derivatives may not always be successful hedges; using them could lower fund total return and the other party to a swap agreement could default on its obligations or refuse to cash out a Fund's investment at a reasonable price, which could turn an expected gain into a loss. The Fund does not intend to invest materially (over 5% of its total assets) in these investments.


                                      B-6
                                                    THE GUARDIAN BOND FUND, INC.

RATINGS OF DEBT OBLIGATIONS
Nationally recognized statistical ratings organizations ("NRSROs") are private services that rate the credit quality of corporate debt obligations. A description of the range of ratings assigned to such obligations by two leading NRSROs (i.e., Moody's and Standard & Poor's) is included in the Appendix to this Statement of Additional Information.

The Fund primarily purchases "investment grade" debt securities, or those which are rated in one of the top four rating categories established by NRSROs. However, as noted in the Prospectus, a small portion of the Fund's assets may be invested in securities rated lower than "investment grade." Such holdings typically result when securities that were acquired by the Fund as "investment grade" securities are subsequently downgraded.


Lower rated debt securities may be subject to certain risks not typically associated with "investment grade" debt securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated obligations, and, in turn, adversely affect their marketability; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.


DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund's Board of Directors has adopted a policy for the Fund generally prohibiting the release of portfolio holdings information to any person except in limited circumstances or as required by law. Approximately 5 weeks following the end of each quarter, the Fund provides a listing of its 10 largest portfolio holdings, as well as other Fund information, on the Fund's website at www.guardianinvestor.com. Once posted on the website, this information is also available free of charge by calling 1-800-221-3253. In addition, the Fund files its complete portfolio holdings with the SEC on a semi-annual basis on Form N-CSR and within 60 days following the Funds' first and third fiscal quarters on Form N-Q. A link to the Fund's portfolio holdings information is accessible on the Fund's website. Portfolio holdings information is updated when the Fund files its next report on Form N-CSR or Form N-Q.

Portfolio holdings information may be provided pursuant to regulatory request or for other legitimate business purposes only with the prior authorization of the Chief Compliance Officer. Third-party service providers and affiliated persons of the Fund, such as the Fund's investment adviser or sub-adviser, transfer agent and custodian, financial printers, auditors, proxy voting service providers and pricing services, may be provided with the Fund's portfolio holdings information only to the extent necessary to perform services under their agreements with the Fund. If the Fund's portfolio holdings are released pursuant to an ongoing arrangement with these parties or any other party, the Fund must have a legitimate business purpose for doing so, and neither the Fund nor its affiliates may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. In addition, the receiving party must sign a written confidentiality agreement that provides that the recipient may not: (1) disclose portfolio holdings information to third parties; (2) trade on such information; and (3) use such information for any purposes whatsoever other than for the purposes for which such information was furnished. The party receiving such information also must have procedures in place to prevent the disclosure or misuse of such information.

From time to time, the Fund may arrange to release portfolio holdings information to certain organizations following the filing of the Fund's most recent Form N-CSR or Form N-Q. The Fund has authorized State Street Bank and Trust Company, the Fund's custodian, to transmit a list of the Fund's portfolio holdings to the following independent statistical, rating and ranking organizations: Standard and Poor's Rating Group, Lipper Inc., Morningstar and Thomson Financial. In addition, the following organizations may receive portfolio holdings information from time to time in advance of the filing of the Fund's Form N-CSR or Form N-Q, in order to perform services for the Fund:

(1) State Street Bank and Trust Company, custodian

(2) Ernst & Young LLP, independent registered public accounting firm

(3) Institutional Shareholder Services, Inc., proxy voting service

(4) FT Interactive Data, pricing service

(5) Bowne & Co., Inc., financial printer
(6) R.R. Donnelley & Sons, financial printer

STATEMENT OF ADDITIONAL INFORMATION

(7) Hewitt Associates, 401(k) plan administrator

If portfolio holdings information is to be released to these organizations or any other third party prior to the filing of the Fund's Form N-CSR or Form N-Q, the Fund must obtain a confidentiality agreement from that party prior to the release of such information, as described above.

The Fund's portfolio holdings information may also be released to the Fund's Directors and to the law firm representing the Disinterested Directors, in conjunction with their review of the Fund's shareholder reports, approximately 5-7 business days prior to publication of the reports. In addition, aggregated portfolio holdings information that does not specifically identify the Fund may be provided to certain parties for statistical analysis and research purposes.

Employees having access to non-public portfolio holdings information must acknowledge receipt of the Fund's policies and procedures with respect to disclosure of portfolio holdings information and to certify annually that they have (1) read the policies and procedures and (2) agree to comply with them. The Fund's policies and procedures with respect to the release of non-public portfolio holdings information are subject to periodic review by the Chief Compliance Officer, including a review with the Board of any conflicts of interest in the disclosures made in accordance with the policy and any exceptions granted under the policy. Exceptions to the policy may not be made, however, unless the Chief Compliance Officer, in consultation with the Board, determines that providing the portfolio holdings information is consistent with the best interests of shareholders.

PORTFOLIO TURNOVER
The Fund's annual portfolio turnover rate may vary greatly from year to year, and it will not be a limiting factor when GIS deems portfolio changes appropriate. For the years ended December 31, 2002, 2003 and 2004 the Fund's annual portfolio turnover rates were 249%, 215% and 217% respectively. An explanation of the Fund's portfolio turnover rate appears in the Prospectus.

DIRECTORS AND OFFICERS
As a Maryland Corporation, the Fund is managed by its Board of Directors. The directors meet regularly to review the Fund's investments, performance, expenses and other business affairs. The directors also elect the Fund's officers. The Board currently consists of eight directors, five of whom are not "interested persons" of the Fund within the meaning of the 1940 Act ("Disinterested Directors"). These five directors are also members of the Audit Committee and the Nominating and Governance Committee of the Board. The Audit Committee is responsible for the selection and evaluation of the independent accountants for the Fund to be recommended to the Board and has oversight responsibility for the integrity of the Fund's financial reporting process and internal controls regarding finance and accounting. The Audit Committee is also responsible for monitoring the independence and performance of the Fund's independent accountants. The Directors have adopted a written charter for the Committee. During the year ended December 31, 2004, the Audit Committee met five times. The Nominating and Governance Committee is responsible for recommending to the Board those persons to be nominated for election as Independent Directors by shareholders and oversees the administration of the Fund's Governance Procedures and Guidelines. The Fund does not hold regular annual meetings of shareholders, but may from time to time schedule special meetings. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) in writing to the Secretary of the Fund. Such submission should include information about the candidate that would be required to be included in a proxy statement. During the year ended December 31, 2004, the Nominating and Governance Committee met four times.

The directors and officers of the Fund are named below. Information about their principal occupations during the past five years and certain other current affiliations is also provided. The business address of each director and officer is 7 Hanover Square, New York, New York 10004 unless otherwise noted. The "Guardian Fund Complex" referred to in this biographical information is comprised of (1) the Fund, (2) The Guardian Variable Contract Funds, Inc. (a series fund consisting of The Guardian Stock Fund, The Guardian VC Asset Allocation Fund, The Guardian VC Low Duration Bond Fund, The Guardian VC High Yield Bond Fund, The Guardian VC 500 Index Fund, The Guardian UBS VC Large Cap Value Fund and The Guardian UBS VC Small Cap Value Fund), (3) The Guardian Cash Fund, Inc., (4) The Park Avenue Portfolio (a series trust consisting of The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian S&P 500 Index Fund, The Guardian Investment Quality Bond Fund, The Guardian Low Duration Bond Fund, The Guardian High Yield Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Cash Management Fund, The Guardian Baillie Gifford International Growth Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian Asset Allocation Fund, The Guardian UBS Large Cap Value Fund and The Guardian UBS Small Cap Value Fund) and (5) GIAC Funds, Inc. (a series fund consisting of Baillie Gifford International Growth Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund).

                                      B-8
                                                    THE GUARDIAN BOND FUND, INC.

Set forth below is information about the officers and Directors of the Fund, including their principal business affiliations for the past five years.

                             INTERESTED DIRECTORS*

----------------------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF FUNDS
                                                                                        IN THE
                                          TERM OF OFFICE         PRINCIPAL          GUARDIAN FUND
      NAME, ADDRESS AND        POSITION   AND LENGTH OF         OCCUPATIONS        COMPLEX OVERSEEN           OTHER
        DATE OF BIRTH          WITH FUND   TIME SERVED+     DURING PAST 5 YEARS       BY TRUSTEE          DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------

 Arthur V. Ferrara (8/12/30)   Director   Since 1987      Retired. Director and           25         Director of various
                                                          former Chairman of the                     mutual funds sponsored
                                                          Board and Chief                            by Gabelli Asset
                                                          Executive Officer, The                     Management.
                                                          Guardian Life Insurance
                                                          Company of America.
                                                          Director (Trustee) of
                                                          all of the mutual funds
                                                          within the Guardian
                                                          Fund Complex.
----------------------------------------------------------------------------------------------------------------------------

 Leo R. Futia (8/27/19)        Director   Since 1982      Retired. Director and           25         None.
                                                          former Chairman of the
                                                          Board and Chief
                                                          Executive Officer, The
                                                          Guardian Life Insurance
                                                          Company of America.
                                                          Director (Trustee) of
                                                          all of the mutual funds
                                                          within the Guardian
                                                          Fund Complex.
----------------------------------------------------------------------------------------------------------------------------

 Dennis J. Manning (1/26/47)   Director   Since 2003      President and Chief             25         Director of The
 81 Graenest Ridge Road                                   Executive Officer, The                     Guardian Life Insurance
 Wilton, Connecticut 06897                                Guardian Life Insurance                    Company of America and
                                                          Company of America                         The Guardian Insurance
                                                          since 1/03. President                      & Annuity Company, Inc.
                                                          and Chief Operating                        Manager, Guardian
                                                          Officer, 1/02 to 12/02;                    Investor Services LLC
                                                          Executive Vice                             and Park Avenue
                                                          President and Chief                        Securities LLC.
                                                          Operating Officer, 1/01                    Director of various
                                                          to 12/01; Executive                        Guardian Life
                                                          Vice President,                            subsidiaries.
                                                          Individual Markets and
                                                          Group Pensions, 1/99 to
                                                          12/00. Director
                                                          (Trustee) of all of the
                                                          mutual funds within the
                                                          Guardian Fund Complex.
----------------------------------------------------------------------------------------------------------------------------

---------------

* "Interested" Director means one who is an "interested person" under the Investment Company Act of 1940 by virtue of a current or past position with Guardian Life, the indirect parent company of GIS, the investment adviser of certain Funds in the Guardian Fund Complex.

+ There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

STATEMENT OF ADDITIONAL INFORMATION

                            DISINTERESTED DIRECTORS

----------------------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF FUNDS
                                                                                        IN THE
                                          TERM OF OFFICE         PRINCIPAL          GUARDIAN FUND
      NAME, ADDRESS AND        POSITION   AND LENGTH OF         OCCUPATIONS        COMPLEX OVERSEEN           OTHER
        DATE OF BIRTH          WITH FUND   TIME SERVED+     DURING PAST 5 YEARS       BY TRUSTEE          DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------

 Frank J. Fabozzi, Ph.D.       Director   Since 1992      Adjunct Professor of            25         Director (Trustee) of
 (8/24/48)                                                Finance, School of                         various closed-end
                                                          Management -- Yale                         investment companies
                                                          University, 2/94 to                        sponsored by BlackRock
                                                          present; Editor,                           Financial Management.
                                                          Journal of Portfolio                       Director of BlackRock
                                                          Management. Director                       Funds (47 funds).
                                                          (Trustee) of all of the
                                                          mutual funds within the
                                                          Guardian Fund Complex.
----------------------------------------------------------------------------------------------------------------------------

 Anne M. Goggin, Esq.          Director   Since 2004      Partner, Edwards and            25         None.
 (11/28/48)                                               Angell, LLP, 4/04 to
                                                          8/04; Chief Counsel,
                                                          Metropolitan Life
                                                          Insurance Company, 6/00
                                                          to 12/03; Senior Vice
                                                          President and General
                                                          Counsel, New England
                                                          Life Insurance Company,
                                                          6/00 to 12/03;
                                                          Chairman, President and
                                                          Chief Executive
                                                          Officer, MetLife
                                                          Advisors LLC, 6/99 to
                                                          12/03; Chairman of the
                                                          Board, Metropolitan
                                                          Series Fund, 1/02 to
                                                          12/03; Chairman of the
                                                          Board, New England
                                                          Zenith Fund, 6/99 to
                                                          12/03. Director
                                                          (Trustee) of all of the
                                                          mutual funds within the
                                                          Guardian Fund Complex.
----------------------------------------------------------------------------------------------------------------------------

 William W. Hewitt, Jr.        Director   Since 1989      Retired. Former                 25         None.
 (7/28/28)                                                Executive Vice
                                                          President, Shearson
                                                          Lehman Brothers, Inc.
                                                          Director (Trustee) of
                                                          all of the mutual funds
                                                          within the Guardian
                                                          Fund Complex.
----------------------------------------------------------------------------------------------------------------------------

 Sidney I. Lirtzman, Ph.D.     Director   Since 1987      Emanuel Saxe Professor          25         Director, since 6/01
 (11/9/30)                                                of Management 9/96 to                      Youthstream, Inc.
 200 East 57th Street                                     present, City                              Member, Advisory Board
 New York, New York 10022                                 University of New                          of Directors, New York
                                                          York -- Baruch College;                    City Independent Budget
                                                          Dean Emeritus of the                       Office 5/98 to 5/01.
                                                          Zicklin School of
                                                          Business; Dean from
                                                          10/95 to 9/02; Interim
                                                          President 9/99 to 9/00.
                                                          President, Fairfield
                                                          Consulting Associates,
                                                          Inc. Director (Trustee)
                                                          of all of the mutual
                                                          funds within the
                                                          Guardian Fund Complex.
----------------------------------------------------------------------------------------------------------------------------

                                      B-10
                                                    THE GUARDIAN BOND FUND, INC.

                            DISINTERESTED DIRECTORS


----------------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF FUNDS
                                                                                          IN THE
                                              TERM OF OFFICE        PRINCIPAL         GUARDIAN FUND
        NAME, ADDRESS AND          POSITION   AND LENGTH OF        OCCUPATIONS       COMPLEX OVERSEEN          OTHER
          DATE OF BIRTH            WITH FUND   TIME SERVED+    DURING PAST 5 YEARS      BY TRUSTEE         DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------

 Robert G. Smith, Ph.D. (3/9/32)   Director   Since 1982      Chairman and Chief            25         Governor appointments
 132 East 72nd Street, Apt. #1                                Executive Officer,                       as Director of New
 New York, New York 10021                                     Smith Affiliated                         York Health Care
                                                              Capital Corp. since                      Reform Act Charitable
                                                              4/82. Director                           Organization and
                                                              (Trustee) of all of                      Nassau County Interim
                                                              the mutual funds                         Finance Authority.
                                                              within the Guardian                      Senior private member
                                                              Fund Complex.                            of the New York State
                                                                                                       Financial Control
                                                                                                       Board for New York
                                                                                                       City. Senior Director
                                                                                                       for the New York
                                                                                                       State Comptroller's
                                                                                                       Investment Advisory
                                                                                                       Committee for State
                                                                                                       Pension Funds (Common
                                                                                                       Fund).
----------------------------------------------------------------------------------------------------------------------------


                                    OFFICERS

-------------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF FUNDS
                                                                                                              IN THE
                                                                                                          GUARDIAN FUND
                                                         TERM OF OFFICE                                    COMPLEX FOR
                                            POSITION     AND LENGTH OF       PRINCIPAL OCCUPATIONS        WHICH OFFICER
    NAME, ADDRESS AND DATE OF BIRTH        WITH FUND      TIME SERVED+        DURING PAST 5 YEARS             SERVES
-------------------------------------------------------------------------------------------------------------------------
 Joseph A. Caruso (6/13/52)              Senior Vice     Since 1992      Director, The Guardian Life            25
                                         President and                   Insurance Company of America,
                                         Secretary                       since 1/05; Senior Vice
                                                                         President and Corporate
                                                                         Secretary, The Guardian Life
                                                                         Insurance Company of America
                                                                         since 1/01; Vice President and
                                                                         Corporate Secretary prior
                                                                         thereto. Director, Senior Vice
                                                                         President and Secretary, The
                                                                         Guardian Insurance & Annuity
                                                                         Company, Inc. Manager, Senior
                                                                         Vice President and Corporate
                                                                         Secretary, Guardian Investor
                                                                         Services LLC. Director, Senior
                                                                         Vice President and Secretary,
                                                                         Park Avenue Life Insurance
                                                                         Company; Manager, Park Avenue
                                                                         Securities LLC; Senior Vice
                                                                         President and Secretary of
                                                                         Guardian Baillie Gifford
                                                                         Limited, and all of the mutual
                                                                         funds within the Guardian Fund
                                                                         Complex. Director and Officer
                                                                         of various Guardian Life
                                                                         subsidiaries.
-------------------------------------------------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

                                    OFFICERS

-------------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF FUNDS
                                                                                                              IN THE
                                                                                                          GUARDIAN FUND
                                            POSITION     TERM OF OFFICE                                    COMPLEX FOR
                                              WITH       AND LENGTH OF       PRINCIPAL OCCUPATIONS        WHICH OFFICER
    NAME, ADDRESS AND DATE OF BIRTH        PORTFOLIO      TIME SERVED+        DURING PAST 5 YEARS             SERVES
-------------------------------------------------------------------------------------------------------------------------
 Howard W. Chin (8/20/52)                Managing        Since 1997      Managing Director, The                 15
                                         Director                        Guardian Life Insurance
                                                                         Company of America. Officer of
                                                                         various mutual funds within
                                                                         the Guardian Fund Complex.
-------------------------------------------------------------------------------------------------------------------------

 Robert J. Crimmins, Jr. (12/4/60)       Senior          Since 2003      Senior Director, The Guardian          15
                                         Director                        Life Insurance Company of
                                                                         America since 3/01. Assistant
                                                                         Vice President, Fixed Income
                                                                         Investments, prior thereto.
                                                                         Officer of various mutual
                                                                         funds within the Guardian Fund
                                                                         Complex.
-------------------------------------------------------------------------------------------------------------------------

 Richard A. Cumiskey (8/14/60)           Chief           Since 2002      Second Vice President, Equity          25
                                         Compliance                      Administration and Oversight,
                                         Officer                         The Guardian Life Insurance
                                                                         Company of America since 1/01;
                                                                         Assistant Vice President,
                                                                         Equity Administration and
                                                                         Oversight prior thereto.
                                                                         Senior Vice President and
                                                                         Chief Compliance Officer of
                                                                         The Guardian Insurance &
                                                                         Annuity Company, Inc. and
                                                                         Guardian Investor Services LLC
                                                                         since 4/04; Second Vice
                                                                         President and Compliance
                                                                         Officer prior thereto. Chief
                                                                         Compliance Officer of all of
                                                                         the mutual funds within the
                                                                         Guardian Fund Complex.
-------------------------------------------------------------------------------------------------------------------------

 Alexander M. Grant, Jr. (2/22/49)       Managing        Since 1993      Managing Director, The                 15
                                         Director                        Guardian Life Insurance
                                                                         Company of America. Officer of
                                                                         various mutual funds within
                                                                         the Guardian Fund Complex.
-------------------------------------------------------------------------------------------------------------------------

 Nydia Morrison (11/22/58)               Controller      Since 2003      Director, Mutual Fund                  25
                                                                         Reporting, The Guardian Life
                                                                         Insurance Company of America
                                                                         since 5/04; Manager prior
                                                                         thereto. Officer of all of the
                                                                         mutual funds within the
                                                                         Guardian Fund Complex.
-------------------------------------------------------------------------------------------------------------------------

 Frank L. Pepe (3/26/42)                 Vice President  Since 1995      Vice President and Equity              25
                                         and Treasurer                   Controller, The Guardian Life
                                                                         Insurance Company of America.
                                                                         Senior Vice President and
                                                                         Controller, The Guardian
                                                                         Insurance & Annuity Company,
                                                                         Inc. since 4/04; Vice
                                                                         President and Controller prior
                                                                         thereto. Senior Vice President
                                                                         and Controller, Guardian
                                                                         Investor Services LLC. Vice
                                                                         President and Treasurer of all
                                                                         of the mutual funds within the
                                                                         Guardian Fund Complex.
-------------------------------------------------------------------------------------------------------------------------

                                      B-12
                                                    THE GUARDIAN BOND FUND, INC.

                                    OFFICERS

-------------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF FUNDS
                                                                                                              IN THE
                                                                                                          GUARDIAN FUND
                                                         TERM OF OFFICE                                    COMPLEX FOR
                                            POSITION     AND LENGTH OF       PRINCIPAL OCCUPATIONS        WHICH OFFICER
    NAME, ADDRESS AND DATE OF BIRTH        WITH FUND      TIME SERVED+        DURING PAST 5 YEARS             SERVES
-------------------------------------------------------------------------------------------------------------------------

 Richard T. Potter, Jr. (7/20/54)        Vice President  Since 1992      Vice President and Equity              25
                                         and Counsel                     Counsel, The Guardian Life
                                                                         Insurance Company of America.
                                                                         Senior Vice President and
                                                                         Counsel, The Guardian
                                                                         Insurance & Annuity Company,
                                                                         Inc. and Guardian Investor
                                                                         Services LLC since 4/04; Vice
                                                                         President and Counsel prior
                                                                         thereto. Vice President and
                                                                         Counsel of Park Avenue
                                                                         Securities LLC and all of the
                                                                         mutual funds within the
                                                                         Guardian Fund Complex.
-------------------------------------------------------------------------------------------------------------------------

 Robert A. Reale (6/12/60)               Managing        Since 2001      Managing Director, The                 25
                                         Director                        Guardian Life Insurance
                                                                         Company of America, The
                                                                         Guardian Insurance & Annuity
                                                                         Company, Inc. and Guardian
                                                                         Investor Services LLC since
                                                                         3/01; Second Vice President
                                                                         10/99 to 2/01. Assistant Vice
                                                                         President, Metropolitan Life
                                                                         prior thereto. Officer of all
                                                                         of the mutual funds within the
                                                                         Guardian Fund Complex.
-------------------------------------------------------------------------------------------------------------------------

 Thomas G. Sorell (3/3/55)               President       Since 2003      Executive Vice President and           25
                                                                         Chief Investment Officer, The
                                                                         Guardian Life Insurance
                                                                         Company of America since 1/03;
                                                                         Senior Managing Director,
                                                                         Fixed Income Securities since
                                                                         3/00; Vice President, Fixed
                                                                         Income Securities prior
                                                                         thereto. Managing Director,
                                                                         Investments: Park Avenue Life
                                                                         Insurance Company. President
                                                                         of all of the mutual funds
                                                                         within the Guardian Fund
                                                                         Complex.
-------------------------------------------------------------------------------------------------------------------------

 Donald P. Sullivan, Jr. (12/24/54)      Vice President  Since 1995      Vice President, Equity                 25
                                                                         Administration, The Guardian
                                                                         Life Insurance Company of
                                                                         America. Vice President, The
                                                                         Guardian Insurance & Annuity
                                                                         Company, Inc. and Guardian
                                                                         Investor Services LLC. Officer
                                                                         of all of the mutual funds
                                                                         within the Guardian Fund
                                                                         Complex.
-------------------------------------------------------------------------------------------------------------------------

+ There is no set term of office for Directors and officers. The table reflects the number of years for which each person has served as Director and/or officer.

The Guardian Fund Complex pays Disinterested Directors directors' fees consisting of a $5,000 per meeting fee and an annual retainer of $30,500, allocated among all Funds in the Guardian Fund Complex based on assets. Board committee members also receive $2,000 per committee meeting. Directors who are "interested persons" except Mr. Manning, receive the same fees, but they are paid by GIS. Mr. Manning receives no compensation for his services as a Fund Director. All officers of the Fund are employees of Guardian Life; they receive no compensation from the Fund.

Each Fund Director is also a director of The Guardian Variable Contract Funds, Inc., The Guardian Cash Fund, Inc. and GIAC Funds, Inc. (formerly GBG Funds, Inc.), and a trustee of The Park Avenue Portfolio. The Fund and the other funds named in this paragraph are a "Fund Complex" for purposes of the federal securities laws.

STATEMENT OF ADDITIONAL INFORMATION

The following table provides information about the compensation paid by the Fund and the Guardian Fund Complex to the Fund's Directors for the year ended December 31, 2004.

                              COMPENSATION TABLE*


                                                                                                        Total
                                                              Accrued      Estimated             Compensation
                                       Aggregate           Pension or         Annual        from the Fund and
                                    Compensation  Retirement Benefits  Benefits Upon     Other Members of the
Name and Title                   from the Fund**     Paid by the Fund     Retirement  Guardian Fund Complex**
--------------                   ---------------  -------------------  -------------  -----------------------
Frank J. Fabozzi, Director.....           $4,413                  N/A            N/A                  $68,500
Anne M. Goggin.................           $1,340                  N/A            N/A                  $21,625
William W. Hewitt, Jr.,
  Director.....................           $4,413                  N/A            N/A                  $68,500
Sidney I. Lirtzman, Director...           $4,894                  N/A            N/A                  $76,000
Robert G. Smith, Director......           $5,376                  N/A            N/A                  $83,500


* Directors who are "interested persons" of the Fund are not compensated by the Fund, so information about their compensation is not included in this table.

** Includes compensation paid to attend meetings of the Board's Audit and Nominating and Governance Committees.

The Fund's officers and directors had an aggregate interest of less than 1% in the Fund's outstanding shares as of April 1, 2005.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Guardian Fund Complex as of December 31, 2004.

                         DIRECTOR SHARE OWNERSHIP TABLE


                                              Dollar Range of      Aggregate Dollar Range of Equity Securities
                                         Equity Securities in  in all Registered Investment Companies Overseen
           Name of Director                          the Fund         by Director in Guardian Fund Complex(25)
           ----------------              --------------------  -----------------------------------------------
Frank J. Fabozzi.......................                    $0                              $50,001 - $100,000
Arthur V. Ferrara......................          $1 - $10,000                                   Over $100,000
Leo R. Futia...........................          $1 - $10,000                                   Over $100,000
Anne M. Goggin.........................                    $0                                              $0
William W. Hewitt, Jr. ................                    $0                               $10,001 - $50,000
Sidney I. Lirtzman.....................                    $0                               $10,001 - $50,000
Dennis J. Manning......................                    $0                                   Over $100,000
Robert G. Smith........................                    $0                               $10,001 - $50,000


Because GIS is wholly owned by Guardian Life, a mutual insurance company, no Director owns any securities in GIS or any entity in a control relationship to GIS.

The Fund permits "Access Persons" as defined by Rule 17j-l under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Fund's Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Adviser, pursuant to Rule 17j-l and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce its own Code of Ethics appropriate to its operations. The Board is required to review and approve the Code of Ethics for the Adviser. The Adviser is also required to report to the Fund's Board on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Fund.

PORTFOLIO MANAGERS
As described in the prospectus, the Fund pays to GIS a management fee based on a percentage of the Fund's average daily net assets. The portfolio managers are generally paid out of the resources, including the management fees paid by the Fund, of the Fund's adviser, and are not paid from any assets of the Fund or any other managed account. The portfolio managers are paid by Guardian Life, with a portion of the total available compensation pool allocated to Guardian Life and GIS, respectively, based on each of those company's assets under management.

                                      B-14
                                                    THE GUARDIAN BOND FUND, INC.

The Fund's portfolio managers often manage multiple portfolios for multiple clients. These accounts may include other mutual funds and accounts managed for insurance companies and other institutions. For the Fund's portfolio managers, a significant portion of their portfolio management responsibility is managing the assets of Guardian Life's general account, a pool of mainly fixed income assets that supports the death benefit, claims and other obligations underlying Guardian-issued life, health, disability and other insurance policies (the "Guardian Assets"). The simultaneous management of multiple portfolios potentially could give rise to conflicts of interest, as discussed herein.

The discussion that follows includes: (i) a description of the compensation structure applicable to the portfolio managers; (ii) information about each portfolio manager's investment in the Fund; (iii) other accounts managed by the portfolio managers; and (iv) a description of potential conflicts of interest that may arise with respect to a portfolio manager's management of the Fund.

COMPENSATION STRUCTURE

The compensation paid to portfolio managers is comprised of both base salary and incentive compensation. The base salary is generally a fixed amount based on the individual's experience and expertise and is reviewed annually. The purpose of the incentive compensation plan is to provide portfolio managers with incentive awards that are tied directly to the performance of the mutual funds and portfolios for which they are responsible. The incentive component can be a significant portion of their total compensation. For the mutual funds, the incentive compensation rewards favorable performance of the mutual funds relevant to peers and positive excess return versus appropriate benchmark indices. For the other portfolios, the incentive compensation rewards favorable performance relative to customized benchmark indices.

The mutual fund performance criteria are generally tied to both a peer component and index component. The peer component is based on the Fund's performance relative to the appropriate peer group in the universe of mutual funds as determined by Lipper, Inc., an independent mutual fund rating and ranking organization. For the fiscal year ended December 31, 2004, incentive compensation took into account one-year performance; going forward, performance will be measured over rolling one- and three-year periods, with a phase-in period. Generally, incentive compensation for a portfolio manager is warranted for performance better than the 60th percentile relative to the Lipper peer group. The index component is based on whether the Fund's performance exceeds the performance of its benchmark index. The incentive compensation calculation for a given portfolio manager is based on appropriate weightings that reflect that manager's roles and responsibilities with respect to management of the mutual funds and other portfolios. For equity assets, management of the Funds accounts for substantially all of the calculation; for fixed income assets, the calculation is divided between management of the Guardian Assets and the Funds, respectively. Although under normal circumstances, the Guardian Assets substantially exceed those of the Funds, for purposes of the calculation, management of the Funds accounts for approximately 50% or more of a manager's incentive compensation. In determining the actual incentive award to an individual portfolio manager, senior management may increase or decrease the award in its discretion based on the manager's contribution to performance and other factors.

Under the terms of a non-qualified deferred compensation plan (the "plan"), portfolio managers must make a mandatory contribution to the plan of their incentive compensation that exceeds a certain dollar amount. For fiscal year 2004, Guardian Life contributed an additional amount to the amount deferred. Portfolio managers may allocate the deferred compensation among any of the Funds managed by GIS, which may or may not include the Fund(s) for which the portfolio manager is responsible. The deferred compensation is notionally invested, meaning it is accounted for as though it were invested in the designated Funds but is not actually so invested. The deferred compensation vests after three years.

Other Accounts. The following table provides information about other accounts managed by portfolio managers as of December 31, 2004:

                                                                  Number of Accounts   Total Assets in Accounts
                                                   Total Assets   Where Advisory Fee         Where Advisory Fee
                              Type of     # of     in Accounts    is Based on Account       is Based on Account
            Name              Account*  Accounts  as of 12/31/04      Performance                   Performance
            ----              --------  --------  --------------  -------------------  ------------------------
Howard Chin.................         a         3  $201.1 million                   0                          0
                                     b         5    $2.4 billion                   0                          0
Robert Crimmins.............         a         3  $201.1 million                   0                          0
                                     b        10    $8.8 billion                   0                          0

* Key: (a) = Registered investment companies; (b) = Other pooled investment vehicles+; (c) = Other accounts

+ The portfolio managers of GIS serve as sector specialists with respect to Guardian Assets.

STATEMENT OF ADDITIONAL INFORMATION

CONFLICTS OF INTEREST

Portfolio managers for the Fund typically manage other portfolios with investment objectives and strategies that are similar to those of the Fund's. In general, the other portfolios are managed using the same investment models that are used in connection with the management of the Fund. Accordingly, Fund portfolio managers often make investment decisions and place trades for other accounts that are similar to those made for the Fund due to the similarities in their investment objectives and strategies. On the other hand, portfolio managers may purchase or sell securities for one portfolio and not another, as appropriate, or may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund. Depending on market conditions, any of these actions could have a potential adverse impact on the Fund. Because the Fund's portfolio managers manage assets for other accounts, the potential exists that a portfolio manager could have an incentive to devote an unequal amount of time and attention to the management of the Fund as compared to the time and attention the manager spends on other accounts. GIS could also be perceived as having a conflict of interest if GIS or any of its affiliates has an investment in an account that is materially larger than its investment in the Fund. To address these and other potential conflicts of interest, GIS has adopted trade allocation policies and procedures, including procedures for allocation of initial public offerings, and has monitoring procedures for compliance with the Fund's investment policies and with the Code of Ethics of the Fund and GIS. In addition, GIS periodically reviews each portfolio manager's overall responsibilities to evaluate whether the manager has adequate resources to effectively manage multiple portfolios in a manner that treats all clients fairly.

Beneficial Ownership of Fund Shares. The portfolio managers may allocate their personal investments among various Funds as appropriate given their own investment needs. From time to time, portfolio managers may beneficially own shares of the Fund(s) for which the manager has primary day-to-day responsibility. As of December 31, 2004, neither portfolio manager owned shares of the Fund.

GUARDIAN LIFE AND OTHER FUND AFFILIATES
As of April 1, 2005, The Guardian Insurance & Annuity Company, Inc. ("GIAC") a Delaware corporation, owned 100% of the Fund's outstanding shares. Such shares were allocated among separate accounts established by GIAC. GIAC is a wholly owned subsidiary of Guardian Life. The executive offices of GIAC and Guardian Life are located at 7 Hanover Square, New York, New York 10004.

INVESTMENT ADVISER
Under the investment advisory agreement between the Fund and GIS, GIS furnishes investment advice and provides or pays for certain of the Fund's administrative costs. Among other things, GIS pays the fees and expenses of the Fund Directors who are interested persons under the 1940 Act. GIS has also agreed to assume those operating expenses of the Fund (excluding interest charges and income, franchise and other taxes) which exceed one percent (1%) of the Fund's average daily net assets for any fiscal year. For the years ended December 31, 2002, December 31, 2003 and December 31, 2004, the ratio of operating expenses to average daily net assets of the Fund did not exceed 1%, so GIS was not obligated to assume any such expenses. From time to time, GIS may, at its discretion, assume certain of the Fund's ordinary operating expenses when they are less than 1% of average daily net assets.

For the years ended December 31, 2002, 2003 and 2004, the Fund paid GIS $1,955,708, $2,143,313 and $1,799,933 respectively, under the investment advisory agreement.

The investment advisory agreement between the Fund and GIS will continue in full force and effect from year to year so long as its continuance is specifically approved at least annually by vote of a majority of the Fund's outstanding voting shares, or by vote of the Fund's Board of Directors, including a majority of the Disinterested Directors who are not parties to the agreement or of GIS, cast in person at a meeting called for that purpose. The agreement will terminate automatically upon its assignment, and may be terminated without penalty at any time by either party upon 60 days' written notice.

If the investment advisory agreement is terminated and it is not replaced by an agreement with another affiliate of Guardian Life, the Fund's continued use of the name "The Guardian Bond Fund, Inc." is subject to the approval of Guardian Life, because Guardian Life maintains the exclusive ownership interest of the service mark "The Guardian Bond Fund, Inc."

A service agreement between GIS and Guardian Life provides that Guardian Life will furnish the office space, clerical staff, services and facilities which GIS needs to perform under the investment advisory agreement. GIS's officers are salaried employees of Guardian Life; they receive no compensation from GIS. GIS reimburses Guardian Life for its expenses under the service agreement.

Matters Considered By the Board. In approving the continuation of the investment advisory agreements and the investment sub-advisory agreement, the Board reviewed and discussed materials prepared by the GIS and a

                                      B-16
                                                    THE GUARDIAN BOND FUND, INC.

report furnished by an independent mutual fund rating firm comparing each Fund's advisory fee rate and overall expense ratio with those of comparable funds. The Board also considered the size of the Funds and any economies of scale and fall-out benefits, as well as the continuing subsidy by GIS of certain Funds. The Board considered: (i) the nature, extent and quality of services provided to the Funds by the investment adviser and sub-advisers and the overall positive cooperation of management and concluded that the services provided were satisfactory; (ii) the investment performance of the Funds and the adviser's and sub-advisers' employment of knowledgeable personnel and determined that performance of certain funds was satisfactory, and for those Funds where performance was less than satisfactory, that management was working to address the performance issues; (iii) the costs of the services provided and the profitability to the investment adviser and concluded that the advisory fees were reasonable; and (iv) the extent to which economies of scale could be realized and whether fee levels reflect economies of scale. The Board also reviewed and relied upon comparisons of advisory fees paid by other investment companies and other clients of the adviser and sub-advisers. The Disinterested Trustees (Directors) of the Funds were assisted by independent legal counsel in their deliberations.

PROXY VOTING POLICIES AND PROCEDURES
The Board of Directors of the Company has delegated the responsibility for voting proxies on behalf of the Fund to GIS, subject to the oversight of the Board. Pursuant to such delegation, GIS is authorized to vote proxies on behalf of the Fund in accordance with GIS's proxy voting policies and procedures, a description of which is attached as Appendix B to this SAI. Information regarding how each Fund voted proxies relating to the Fund's portfolio securities during the 12-month period ended June 30, 2004 is available without charge upon request on the Funds' website, www.guardianinvestor.com or the Securities and Exchange Commission's website, www.sec.gov.

CALCULATION OF NET ASSET VALUE
The Fund's net asset value per share is determined as of the earlier of 4:00 p.m. Eastern time or the close of regular trading on the NYSE on each day in which the NYSE is open for business. The net asset value per share is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, dividing the remainder by the number of shares outstanding and adjusting the results to the nearest full cent per share.

The calculation of the Fund's net asset value may not occur contemporaneously with the determination of the value of any foreign securities included in such calculation because trading on foreign exchanges may not take place every day the NYSE is open and the NYSE may be closed when foreign exchanges are open for business.

SECURITIES VALUATIONS
Securities which are listed or traded on any securities exchange are valued at the last sale price or, if there have been no sales during the day, on the closing bid price. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. Securities traded on more than one exchange or system shall be valued on the exchange or system where the security is principally traded, and the applicable valuation price of the security on other exchanges or systems shall be used only if there were no trades on the principal exchange or system on that date. Securities traded both on an exchange and in the over-the-counter market are valued according to the broadest and most representative market. Certain debt securities may be valued each business day by an independent pricing service ("Service"). Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and are representative of the bid side of the market are valued at the quoted bid price (as obtained by the Service from dealers in such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices for securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Repurchase agreements are carried at cost which approximates market value.

Securities or other assets for which market quotations are not readily available or which, in the judgment of the investment adviser, cannot be valued using the methodologies in the Fund's Valuation Procedures, will be priced at fair value under procedures adopted by the Board. The Fund's Fair Value Pricing Procedures provide for these securities to be valued under the direction of a Valuation Committee of the Board established by the full Board for this purpose. The Valuation Committee will receive a valuation recommendation and information about any security requiring fair value pricing from the investment adviser. Various factors and circumstances may dictate or influence the methodology for valuing securities. Examples of securities that may be priced under the Fund's Fair Value Pricing Procedures include, among other things, securities that are illiquid, do not trade or do not trade regularly, securities whose primary trading market is temporarily unavailable, securities whose primary pricing source is unwilling or unable to provide prices, securities whose trading is restricted and foreign securities subject to a "significant event". A "significant event" is an event that will affect the value of a portfolio security that occurs after the close of trading in the security's primary trading market or exchange but

STATEMENT OF ADDITIONAL INFORMATION
before the Fund's NAV is calculated. Records will be kept of all instances of fair value pricing, and all fair value determinations made by the Valuation Committee will be presented to the full Board for ratification at its next regular meeting.

TAXES
The Guardian Bond Fund qualifies and intends to remain qualified to be taxed as a regulated investment company under certain provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). So long as the Fund qualifies as a regulated investment company and complies with the provisions of the Code pertaining to regulated investment companies which distribute substantially all of their net income (both net investment income and net capital gains) to their shareholders, the Fund will not incur a tax liability on that portion of its net investment income and net realized capital gains which has been distributed to its shareholders. Accordingly, the Fund intends to distribute each year all or substantially all of its net investment income and net capital gains.

To qualify for treatment as a regulated investment company, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies or other income (including gains from options, futures, or forward contracts) derived in connection with the pursuit of its investment objectives;
(ii) distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions); and (iii) be diversified such that at the close of each quarter of the Fund's taxable year (a) at least 50% of the value of its total assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets are invested in securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer. The Code and the Treasury Department regulations promulgated thereunder require mutual funds that are offered through insurance company separate accounts to also meet certain additional diversification requirements to preserve the tax-deferral benefits provided by the variable contracts which are offered in connection with such separate accounts. GIAC intends to diversify the Fund's investments in accordance with those requirements. If the Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state corporate taxes on its taxable income and gains, distributions to its shareholders will be taxed as ordinary dividend income to the extent of the Fund's available earnings and profits, and owners of GIAC's variable annuities and life insurance products could lose the benefit of tax deferral on distributions made to the separate accounts. The prospectuses for GIAC's variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts.

Generally, a regulated investment company must distribute substantially all of its net ordinary income and net capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply to a fund whose only shareholders are certain tax exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid this excise tax, the Fund intends to quality for this exemption or to comply with the calendar year distribution agreement.

Options, forward contracts, futures contracts and foreign currency transactions entered into by the Fund will be subject to special tax rules. These rules may accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and, if applicable, excise taxes.

Investments of the Fund in securities issued at a discount (or treated as if issued at a discount) or providing for deferred interest or payment of interest in kind are subject to special federal income tax rules that will affect the amount, timing and character of Fund distributions. For example, with respect to certain securities issued or treated as if issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and, if applicable, excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to borrow money or dispose of securities that it would otherwise have continued to hold.

                                      B-18
                                                    THE GUARDIAN BOND FUND, INC.

Foreign Investments -- The Fund is authorized to invest in foreign securities and may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment return of any Fund that invests in foreign securities is reduced by these foreign taxes. The owners of GIAC variable annuities and life insurance products investing in the Fund effectively bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax treaties between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

Since the only shareholders of the Fund will be separate accounts of GIAC, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the GIAC contracts and policies, see the applicable Prospectus.

The discussion of "Taxes" in the Prospectuses, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and U.S. Treasury Regulations currently in effect as interpreted by U.S. Courts and the Internal Revenue Service. These interpretations can change at any time. The above discussion covers only U.S. federal income tax considerations with respect to the Fund. No attempt has been made to describe any state, local, foreign or other tax consequences.

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company ("State Street Bank"), Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the custodian of the Fund's assets. Portfolio securities purchased for the Fund outside of the U.S. are cleared through foreign depositories and are maintained in the custody of foreign banks and trust companies which are members of State Street Bank's Global Custody Network. State Street Bank is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

State Street Bank is also the Fund's transfer agent and dividend paying agent. As such, State Street Bank issues and redeems shares of the Fund and distributes dividends to the GIAC separate accounts which invest in the Fund's shares on behalf of GIAC's variable contractowners.

State Street Bank plays no part in formulating the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund.

BROKERAGE ALLOCATION
GIS currently serves as investment adviser to several other Guardian-sponsored mutual funds and may act as investment adviser to others in the future. GIS allocates purchase and sale transactions among the Fund and its other mutual fund clients as it deems equitable. GIS is also registered with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. as a broker-dealer. GIS has no formula for the distribution of brokerage business when it places orders to buy and sell approved investments. For over-the-counter transactions, GIS will attempt to deal with a primary market maker unless better prices and execution are available elsewhere. In allocating portfolio transactions to different brokers, GIS gives consideration to brokers whom it believes can obtain the best price and execution of orders, and to brokers who furnish statistical data, research and other factual information. GIS is authorized to pay a commission in excess of that which another broker may charge for effecting the same transaction if GIS considers that the commissions it pays for brokerage, research services and other statistical data are appropriate and reasonable for the services rendered. The research services and statistical data which GIS receives in connection with the Fund's portfolio transactions may be used by GIS to benefit its other clients and will not necessarily be used in connection with the Fund.

GIS does not participate in commissions paid by the Fund to other brokers or dealers and does not knowingly receive any reciprocal business directly or indirectly as a result of paying commissions to other brokers or dealers. Since it is expected that most purchases made by the Fund will be principal transactions at net prices, the Fund will incur little or no brokerage costs. For the fiscal years ended December 31, 2001, 2002 and 2003, the Fund paid no brokerage commissions.

LEGAL OPINIONS
The legality of the Fund shares described in the Prospectus has been passed upon by Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.

CAPITAL STOCK
Voting Rights. Through its separate accounts, GIAC is the Fund's sole shareholder of record, so, under the 1940 Act, GIAC is deemed to be in control of the Fund. Nevertheless, when a shareholders' meeting occurs, GIAC

STATEMENT OF ADDITIONAL INFORMATION
solicits and accepts voting instructions from its contractowners who have allocated or transferred monies for an investment in the Fund as of the record date for the meeting. GIAC then votes the Fund's shares that are attributable to its contractowners' interests in the Fund in accordance with their instructions. GIAC will vote shares for which no instructions are received in the same proportion as it votes shares for which it does receive instructions. GIAC will vote any shares that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectuses for its variable annuities and variable life insurance policies.

Each share of the Fund is entitled to one vote, and fractional shares are entitled to fractional votes. Fund shares have non-cumulative voting rights, so the vote of more than 50% of the shares can elect 100% of the directors.

The Fund is not required to hold annual shareholder meetings, but special meetings may be called to elect or remove directors, change fundamental policies or approve an investment advisory agreement, among other things.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
The independent registered public accounting firm of the Fund is Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts, 02116. Ernst & Young LLP audits and reports on the financial statements of the Fund which appear in the Fund's Annual Report to Shareholders for the year ended December 31, 2004. That Annual Report is incorporated by reference in this Statement of Additional Information.

                                      B-20
                                                    THE GUARDIAN BOND FUND, INC.

APPENDIX A

DESCRIPTIONS OF TYPES OF DEBT OBLIGATIONS

U.S. Government Agency and Instrumentality Securities: U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Federal National Mortgage Association. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. The Fund will invest in such securities only when the Board of Directors of the Fund is satisfied that the credit risk with respect to the issuer is minimal.

U.S. Treasury Securities: U.S. Treasury securities consist of Treasury Bills, Treasury Notes and Treasury Bonds. These securities are each backed by the full faith and credit of the U.S. government and differ in their interest rates, maturities, and dates of issuance. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. U.S. Treasury Notes may be issued with an original maturity of not less than one year and not more than 10 years. U.S. Treasury Bonds may be issued with any maturity, but generally have original maturities of over 10 years.

Commercial Paper: Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Repurchase Agreements: Repurchase agreements are instruments under which the Fund purchases a debt security and obtains a simultaneous commitment from the seller (a bank or broker-dealer) to repurchase the debt security at an agreed time and price. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to invest temporarily available cash and earn a return that is insulated from market fluctuations during the term of the agreement. Repurchase agreements are fully collateralized (including the interest earned thereon) by U.S. government securities, bank obligations, cash or cash equivalents and are marked-to-market daily during their entire terms. The risk to the Fund is limited to the risk that the seller will be unable to pay the agreed upon sum upon the delivery date. In the event of default, the Fund is entitled to sell the underlying collateral. Any loss to the Fund will be the difference between the proceeds from the sale of the collateral and the repurchase price. If bankruptcy proceedings are commenced against the seller, disposition of the collateral by the Fund may be delayed or limited. To minimize this risk, the Board of Directors will periodically evaluate the creditworthiness of broker-dealers and banks which enter into repurchase agreements with the Fund.

Corporate Obligations: Corporate obligations include bonds and notes issued by corporations in order to finance longer term credit needs. The Fund will normally invest in corporate obligations which are rated in one of the four highest rating categories established by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, or, if not rated, are of equivalent quality as determined by the Fund's investment adviser.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") LONG TERM DEBT RATINGS

Aaa. Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the "Aaa" securities.

A. Bonds which are rated "A" possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

STATEMENT OF ADDITIONAL INFORMATION

Baa. Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S ("STANDARD & POOR'S") CORPORATE DEBT RATINGS

AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB and B. Debt rated "BB" or "B" is regarded, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates a lower degree of speculation than "B." While such debt will likely have some quality and protective characteristics, those characteristics can be outweighed by large uncertainties or major exposures to adverse conditions.

Note: Standard & Poor's ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major categories.

USING THE RATINGS

These ratings represent Moody's and Standard & Poor's opinions as to the quality of the securities that they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. GIS will consider such an event in determining whether the Fund should continue to hold the obligation.

                                      B-22
                                                    THE GUARDIAN BOND FUND, INC.

APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES

GUARDIAN INVESTOR SERVICES LLC

INTRODUCTION

In its capacity as investment adviser to certain of the Funds, GIS has a fiduciary duty to the shareholders of the Funds to evaluate each company in which the Funds invest, in order to satisfy itself that the company meets certain management, financial and corporate governance standards. GIS believes that each investment should reflect a sound economic decision that benefits the shareholders of the Funds; thus, as a guiding principle, in voting proxies GIS seeks to maximize the shareholders' economic interests. Accordingly, these policies and procedures are designed to ensure that GIS votes proxies in the best interests of shareholders of the Funds, regardless of any relationship between GIS, or any affiliate of GIS, with the company soliciting the proxy.

These policies summarize the manner in which proxies will be voted on typical proxy proposals. Because proxy matters can vary greatly, however, these policies should be viewed as guidelines, which do not need to be strictly adhered to at all times. For example, under appropriate circumstances, GIS may choose to vote a proxy on a case-by-case basis, or, as described below, choose not to vote a proxy.

With limited exceptions, GIS intends to vote all proxies solicited by issuers. Such exceptions include but are not limited to situations when securities on loan must be recalled to facilitate proxy voting or, in the case of foreign securities, when travel or transfer restrictions may make it impracticable or too costly to vote.

PROXY VOTING SERVICE

GIS has retained the services of Institutional Shareholder Services ("ISS"), an independent proxy voting service, to act as its agent in voting proxies. ISS performs independent research on the management, financial condition and corporate governance policies of numerous companies, and makes voting recommendations. ISS votes proxies on GIS's behalf at shareholder meetings and is responsible for retaining copies of each proxy statement and maintaining records of how each proposal was voted.

GIS's investment management personnel are responsible for analyzing and evaluating each company held in each Fund's portfolio to ensure it is an appropriate investment. GIS recognizes that proxy voting is integral to the investment process and, accordingly, has developed customized instructions for ISS to follow based upon GIS's corporate governance philosophy and beliefs.

For certain proposals, GIS has instructed ISS to vote "for" or "against" the proposal in all cases. For other proposals, GIS has instructed ISS to vote on a "case-by-case" basis, along with ISS's recommendations, or to refer the proposal to GIS for consideration. In making "case-by-case" determinations, ISS has developed policies that involve an analysis of various factors relevant to the issuer and/or the proxy matter presented. After conducting its own evaluation of ISS's factors and policies, for certain proxy matters GIS has instructed ISS to make a voting determination based upon the ISS factors and policies. For other proxy matters, GIS has instructed ISS to consider additional factors that GIS considers relevant to the voting decision, or to vote in accordance with specific factors and policies provided by GIS. The policies and the factors considered in making "case-by-case" voting determinations are further detailed in the guidelines. For other proxy matters, ISS has been instructed to refer the proposal to GIS for specific voting instructions, for example, in the case of mergers and restructurings. Additionally, GIS may provide specific voting instructions when ISS has a conflict of interest with the issuer, as described below.

PROXY MATTERS

Shareholders are generally presented with two types of proposals: (1) Management proposals, which are presented by the board of directors of a company for shareholder approval, and (2) Shareholder proposals, which are presented by a shareholder or group of shareholders of a company. The following guidelines summarize GIS's position on typical proxy proposals.

Matters relating to the board of directors. GIS typically supports the election of directors, provided that a majority (at least two-thirds) of the board are "independent directors" and that key committees of the board of directors (audit, compensation or nominating committees) are comprised exclusively of independent directors. GIS considers a director to be "independent" if the director:

     - Has not been employed by the company or an affiliate in an executive capacity within the last 5 years;

     - Is not a member of the firm that is one of the company's paid advisors or consultants;

     - Is not employed by a significant customer or supplier;

     - Does not have a personal services contract with the company;
     - Is not a founder of the company and is not a current employee;

STATEMENT OF ADDITIONAL INFORMATION

     - Does not have a family relationship to an employee of the company, whether by blood or marriage; and

     - Is not employed by a tax-exempt organization that receives significant contributions from the company.

With respect to matters relating to the board of directors, GIS typically votes:

     - AGAINST the elimination of cumulative voting

     - AGAINST director age limits

     - AGAINST allowing the board to set its own size

     - AGAINST board classification

Other items related to the board of directors are considered on a CASE-BY-CASE basis.

Compensation related proposals. GIS generally approves of non-cash compensation of directors and executives, provided that the compensation is reasonable in relation to the performance of the company, and provided that the compensation does not cause dilution of shareholder interests. These proposals are usually voted on a CASE-BY-CASE basis; however, GIS usually votes:

     - FOR stock option proposals that are not reserving new shares

     - FOR cash bonus plans

     - AGAINST a stock option plan if the potential for dilution of shareholder interest is greater than 10%

     - AGAINST proposals for repricing of stock options

     - AGAINST a stock option plan if there is significant share availability under other plans

Capitalization related proposals. Management proposals often pertain to a change in a company's capital structure, such as the issuance of common or preferred stock, or a stock split. Generally, GIS votes on a CASE-BY-CASE BASIS proposals to increase authorized common or preferred stock. On other capitalization-related matters, GIS usually votes:

     - FOR stock splits

     - FOR adjustments to par value

     - FOR elimination of a class of common stock

     - FOR reduction in authorized common stock

     - AGAINST dual class structure

     - AGAINST the creation of "blank check" preferred stock

Other items related to capitalization are considered on a CASE-BY-CASE basis.

Corporate actions. Corporate actions typically include transactions involving the company, such as mergers, acquisitions, other business combinations, reincorporations and reorganizations. The details regarding these transactions vary widely, and therefore these proposals are typically voted on a CASE-BY-CASE basis. Usually, GIS votes FOR a change in the state of a company's organization if the new state has fewer anti-takeover provisions, and will vote FOR the formation of a holding company if significant anti-takeover provisions are not added.

Anti-takeover provisions. Anti-takeover provisions are typically in place to make it more difficult for an outside party to take over control of the company. Examples are shareholder rights plans ("poison pills"), fair price provisions, creation of "blank check" preferred stock, or creation of more than one class of shares having disparate voting rights. GIS usually votes AGAINST anti-takeover proposals, except that it usually votes:

     - FOR reduction of supermajority vote requirements

     - on a CASE-BY-CASE basis proposals related to shareholder rights plans

Routine matters. Certain matters are considered "routine" in that they generally do not affect the rights of shareholders. GIS typically votes WITH COMPANY MANAGEMENT on these types of issues, such as:

     - ratification of the company's auditors

     - changing date or location of annual meeting

     - changing the company name

     - amending the corporate purpose

Shareholder proposals. SEC rules permit shareholders to make proposals at a company's annual meeting, provided certain requirements are met. Typically, shareholder proposals concern economic, social and environmental issues, but they may also include corporate governance matters.

                                      B-24
                                                    THE GUARDIAN BOND FUND, INC.

Corporate governance matters. Typically, GIS votes in favor of shareholder proposals related to corporate governance matters, for example:

     - FOR submitting a shareholder rights plan to shareholder vote

     - FOR confidential voting

     - FOR reducing supermajority vote requirement

     - FOR elimination or restriction of severance agreements, and submission to shareholder vote

     - FOR submitting preferred stock issuance to shareholder vote

GIS will generally vote AGAINST the elimination of discretionary voting of unmarked proxies and will consider on a CASE-BY-CASE basis a proposal to amend the terms of an existing shareholder rights plan.

Social, political and environmental matters. Generally, on social, political and environmental matters, GIS will support the recommendations of a company's board of directors on these matters, as long as it believes that a company's management is acting in accordance with its fiduciary duty to protect shareholders' interests. If GIS believes that a company's management does not represent shareholders' best interests, it will vote on a case-by-case basis, but, with few exceptions, GIS will vote these proposals AS MANAGEMENT RECOMMENDS.

Economic matters. With respect to general economic matters, GIS will consider each proposal on a CASE-BY-CASE basis.

CONFLICTS OF INTEREST

Sometimes a conflict of interest may arise in connection with the proxy voting process. For example, GIS may have a material conflict of interest due to a significant business relationship with the company or a business relationship with a third party that has a material interest in the outcome of the vote, or a GIS employee may have a personal conflict of interest due to a personal or familial relationship with someone at the company soliciting the proxy. Central to these proxy voting policies is GIS's philosophy that proxies should be voted only in the best interests of the shareholders of the Funds. Accordingly, these proxy voting policies are applied uniformly to avoid material conflicts of interest.

Guardian has taken certain measures to prevent economic or political incentives on the part of fund management or other Guardian business units to influence the outcome of a vote. GIS has centralized the proxy voting function with fund management and has created an information barrier between fund management and those other business units that may have inside or other information about a company, to prevent fund management from obtaining information that could have the potential to influence proxy voting decisions.

IF GIS identifies a potential material conflict of interest due to a business or personal relationship, it will refer the proposal to ISS to vote the proxy. If an occasion arises in which ISS is unable to vote a proxy due to its own conflict of interest, ISS will ask GIS to provide specific voting instructions. In such situations, GIS shall vote the proxy in accordance with these policies and procedures. In all other cases, ISS votes proxies on behalf of GIS and the Funds applying uniform policies.

If ISS is unable to vote a proxy due to a conflict and has referred it to GIS for voting instructions, and there is a potential material conflict of interest between the issuer and Guardian or a Guardian affiliate or employee, the proxy proposal will be referred to Guardian's Mutual Fund Oversight Committee. The Mutual Fund Oversight Committee will provide voting instructions on the proposal after consulting with the fund manager and taking into account all factors it deems relevant. If the Mutual Fund Oversight Committee believes a material conflict exists that cannot be resolved by the committee, it will refer the proposal to the Audit Committee of the Board of Directors for guidance.

STATEMENT OF ADDITIONAL INFORMATION

                          THE GUARDIAN BOND FUND, INC.

                            PART C. OTHER INFORMATION

Item 23. Exhibits

         Number             Description
         --------           -----------

          (a)         -- Articles of Incorporation(2)
          (b)         -- By-Laws(2)
          (c)         -- Not Applicable
          (d)         -- Investment Advisory Agreement(2)
          (e)(i)      -- Selected Dealers Agreement(1)
          (e)(ii)     -- Distribution Agreement(1)
          (f)         -- Not Applicable
          (g)         -- Custodian Agreement and Amendment
                           to Custodian Agreement(2)
          (h)         -- Transfer Agency Agreement(2)

          (i)         -- Opinion and Consent of Counsel(5)


          (j)         -- Consent of Ernst & Young LLP*


          (k)         -- Not Applicable
          (l)         -- Letter from The Guardian Insurance & Annuity
                           Company, Inc. with respect to providing the initial capital for the Registrant(1)
          (m)         -- Not Applicable
          (n)         -- Not Applicable
          (o)         -- Reserved

          (p)(i)      -- Code of Ethics(4)


          (p)(ii)     -- Code of Ethics of Guardian Investor Services LLC and
                         Registrant(6)


          (q)         -- Powers of Attorney executed by a majority of the Board
                         of Directors and certain principal officers of the Fund(3)


* To be filed by amendment.


- ------------
(1) Incorporated by reference to Registrant's filing (Reg. No. 2-81150) of March 29, 1983.

(2) Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant's registration statement on Form N-1A (Reg. No. 2-81150), filed via EDGAR on April 28, 1998.


(3) Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's registration statement on Form N-1A (Reg. No. 2-81150), filed via EDGAR on April 29, 1999.

(4) Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant's registration statement on Form N-1A (Reg. No. 2-81150), filed via EDGAR on April 25, 2000.

(5) Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's registration statement on Form N-1A (Reg. No. 2-81150), filed via EDGAR on April 26, 2004.


(6) Incorporated by reference to Post-Effective Amendment No. 26 to the Registrant's registration statement on Form N-1A (Reg. No. 2-81150), filed via EDGAR on April 29, 2005.

Item 24. Persons Controlled by or Under Common Control with Registrant



      The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America ("Guardian Life") as of June 30, 2005. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.




                                                                 Percentage of
                                   State of Incorporation      Voting Securities
        Name                          or Organization                Owned
        ----                       ----------------------      -----------------
The Guardian Insurance &                 Delaware                       100%
 Annuity Company, Inc.

  Guardian Investor Services LLC         Delaware                       100%

  Guardian Baillie Gifford Limited       Scotland                        51%

  Park Avenue Securities LLC             Delaware                       100%

Berkshire Life Insurance Company         Massachusetts                  100%
 of America

Guardian Trust Company, FSB              Federal Savings                100%
                                         Bank

Park Avenue Life Insurance Company       Delaware                       100%

   Family Service Life Insurance         Texas                          100%
    Company

     Sentinel American Life Insurance
      Company                            Texas                          100%

Managed Dental Care                      California                     100%

Private Healthcare Systems, Inc.         Delaware                       25% of Class A
                                                                        14.75% of Class B
First Commonwealth, Inc.                 Delaware                       100%

  First Commonwealth Limited
    Health Services Corporation          Illinois                       100%

  First Commonwealth Limited
    Health Services Corporation          Wisconsin                      100%

  First Commonwealth of Illinois,
    Inc.                                 Illinois                       100%

  First Commonwealth Reinsurance
    Company                              Arizona                        100%

  First Commonwealth of Missouri,
    Inc.                                 Missouri                       100%

  First Commonwealth Limited
    Health Service Corporation
    of Michigan                          Michigan                       100%

  Smileage Dental Services, Inc.         Wisconsin                      100%

First Commonwealth Insurance
  Company                                Illinois                       100%

First Commonwealth Health
  Services Corporation                   Illinois                       100%

Managed DentalGuard, Inc.                New Jersey                     100%

Managed DentalGuard, Inc.                Texas                          100%

Innovative Underwriters, Inc.            New Jersey                     100%

Innovative Underwriters of
   Hawaii, Inc.                          Hawaii                         100%

Hanover Acquisition LLC                  Delaware                       100%

The Guardian Tax-Exempt Fund             Massachusetts                  88.22%

The Guardian Baillie Gifford             Massachusetts                  28.59%
 International Growth Fund

The Guardian Investment                  Massachusetts                  38.99%
 Quality Bond Fund

The Guardian Park Avenue Small
 Cap Fund                                Massachusetts                  31.54%

The Guardian Baillie Gifford
 Emerging Markets Fund                   Massachusetts                  45.09%

The Guardian High Yield Bond Fund        Massachusetts                  72.13%

The Guardian Small Cap Stock Fund        Maryland                       54.03%

The Guardian VC Asset Allocation Fund    Maryland                       51.06%

The Guardian VC 500 Index Fund           Maryland                       44.85%

The Guardian VC High Yield Bond Fund     Maryland                       48.76%

The Guardian S&P 500 Index Fund          Massachusetts                  12.06%

The Guardian Park Avenue Fund            Massachusetts                  13.28%

Guardian UBS Large Cap Value Fund        Massachusetts                  94.99%

Guardian UBS Small Cap Value Fund        Massachusetts                  90.91%

Guardian UBS VC Large Cap                Maryland                       85.81%
 Value Fund

Guardian UBS VC Small Cap                Maryland                       50.76%
 Value Fund

The Guardian Low Duration                Massachusetts                  90.47%
 Bond Fund

The Guardian VC Low Duration             Maryland                       39.14%
 Bond Fund

Item 25. Indemnification

      Reference is made to Registrant's Articles of Incorporation which have been filed as Exhibit Number 1 to Post-Effective Amendment No. 17 to the Registration Statement on April 28, 1998 and are incorporated herein by reference.

      The Registrant has agreed to indemnify the disinterested Directors of the Registrant under certain circumstances, including but not limited to, if a disinterested Director is called as a third-party witness in a legal proceeding by reason of his or her status as a Director of the Registrant.

Item 26. Business and Other Connections of Investment Adviser



     Guardian Investor Services LLC ("GIS") acts as the sole investment adviser for The Guardian Variable Contract Funds, Inc., The Guardian Cash Fund, Inc., The Guardian Bond Fund, Inc., and 11 of the 13 series funds comprising The
Park Avenue Portfolio, namely: The Guardian Cash Management Fund, The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian S&P 500 Index Fund, The Guardian Investment Quality Bond Fund, The Guardian Low Duration Bond Fund, The Guardian Tax-Exempt Fund, The Guardian High Yield Bond Fund, The Guardian Asset Allocation Fund, The Guardian UBS Large Cap Value Fund and The Guardian UBS Small Cap Value Fund and one of the three series funds comprising GIAC Funds, Inc., namely The Guardian Small Cap Stock Fund. GIS is also the manager of Gabelli Capital Asset Fund. GIS's principal business address is 7 Hanover Square, New York, New York 10004. In addition, GIS is the distributor of The Park Avenue Portfolio and variable annuities and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through certain of its separate accounts. These separate accounts are all unit investment trusts registered under the Investment Company Act of 1940, as amended.



      A list of GIS's officers and directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant. Except where otherwise noted, the principal business address of each company is 7 Hanover Square, New York, New York 10004.



                                                                       Other Substantial Business,
           Name                 Position(s) with GIS               Profession, Vocation or Employment
           ----                 ---------------------              ----------------------------------
Robert E. Broatch               Manager                            Executive Vice President and
                                                                   Chief Financial Officer, The
                                                                   Guardian Life Insurance Company of America
                                                                   since 7/02. Executive Vice President and Chief
                                                                   Financial Officer, GAB prior thereto. Director,
                                                                   The Guardian Insurance & Annuity Company, Inc.





Armand M. de Palo               Manager                            Executive Vice President and Chief
                                                                   Actuary, The Guardian Life
                                                                   Insurance Company of America.
                                                                   Director, The Guardian Insurance &
                                                                   Annuity Company, Inc.



Gary B. Lenderink               Manager                            Executive Vice President, The
                                                                   Guardian Life Insurance Company of
                                                                   America. Director, The Guardian
                                                                   Insurance & Annuity Company, Inc.



Bruce C. Long                   President and Manager              Executive Vice President, Equity,
                                                                   The Guardian Life Insurance Company
                                                                   of America. President and Director,
                                                                   The Guardian Insurance & Annuity
                                                                   Company, Inc.


Dennis J. Manning               Manager                            President & Chief Executive Officer, The Guardian
                                                                   Life Insurance Company of America since 1/03;
                                                                   President & Chief Operating Officer, 1/02 to 12/02;
                                                                   Executive Vice President & Chief Operating Officer
                                                                   prior thereto. Director, The Guardian Insurance &
                                                                   Annuity Company, Inc.

Richard A. Cumiskey             Senior Vice President              Second Vice President, Equity Administration
                                and Chief Compliance               and Oversight, The Guardian Life Insurance Company of
                                Officer                            America; Senior Vice President and Chief  Compliance
                                                                   Officer, The Guardian Insurance and Annuity
                                                                   Company, Inc. Officer of the Guardian-sponsored
                                                                   mutual funds.

Frank L. Pepe                   Senior Vice President              Vice President and Equity Controller, The Guardian
                                and Controller                     Life Insurance Company of America. Senior Vice
                                                                   President and Controller, The Guardian Insurance and
                                                                   Annuity Company, Inc. since 2004; Vice President and
                                                                   Controller prior thereto.  Officer of the
                                                                   Guardian-sponsored mutual funds.

Richard T. Potter, Jr.          Senior Vice President              Vice President and Equity Counsel, The Guardian Life
                                and Counsel                        Insurance Company of America. Senior Vice President
                                                                   and Counsel, The Guardian Insurance and Annuity
                                                                   Company, Inc. since 2004; Vice President and Counsel
                                                                   prior thereto. Officer of the Guardian-sponsored
                                                                   mutual funds.

Thomas G. Sorell                Executive Vice                     Executive Vice President and Chief Investment
                                President and Chief                Officer, The Guardian Life Insurance Company of
                                Investment Officer                 America since 2003.  Senior Managing Director,
                                                                   Investments, prior thereto.  Executive Vice President
                                                                   and Chief Investment Officer, The Guardian Insurance
                                                                   and Annuity Company, Inc. President of the
                                                                   Guardian-sponsored mutual funds.

Donald P. Sullivan              Senior Vice President              Vice President, The Guardian Life Insurance Company
                                                                   of America. Senior Vice President, The Guardian
                                                                   Insurance and Annuity Company, Inc. since 2004; Vice
                                                                   President prior thereto.

Peggy L. Coppola                Senior Vice President              Vice President, The Guardian Life Insurance Company
                                                                   of America. Senior Vice President, The Guardian
                                                                   Insurance and Annuity Company, Inc. since 2004; Vice
                                                                   President prior thereto.

Joseph A. Caruso                Manager, Senior Vice               Director, Senior Vice President and  Corporate
                                President and Secretary            Secretary, The Guardian Life Insurance Company of
                                                                   America since 2005. Senior Vice President and
                                                                   Secretary prior thereto.  Director, Senior Vice
                                                                   President and Secretary, The Guardian Insurance and
                                                                   Annuity Company, Inc. Officer of the
                                                                   Guardian-sponsored mutual funds.


Item 27. Principal Underwriters


      (a) GIS is the principal underwriter and distributor of the thirteen series funds comprising The Park Avenue Portfolio, namely: The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian S&P 500 Index Fund, The Guardian Cash Management Fund, The Guardian Investment Quality Bond Fund, The Guardian High Yield Bond Fund, The Guardian Low Duration Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Baillie Gifford International Growth Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian Asset Allocation Fund, The Guardian UBS Large Cap Value Fund and The Guardian UBS Small Cap Value Fund. In addition, GIS is the distributor of variable annuities and variable life insurance policies issued by GIAC through certain of its separate accounts. These separate accounts are registered as unit investment trusts under the Investment Company Act of 1940, as amended, and buy and sell shares of The Guardian Variable Contract Funds, Inc., The Guardian Bond Fund, Inc., The Guardian Cash Fund, Inc. and GIAC Funds, Inc. on behalf of GIAC's variable contractowners.



      (b) The principal business address of the officers and managers of GIS listed below is 7 Hanover Square, New York, New York 10004.



                                 Position(s)                     Position(s)
       Name                   with Underwriter                 with Registrant
       -----                   ---------------                  -------------
Robert E. Broatch           Manager                               None
Armand M. de Palo           Manager                               None
Gary B. Lenderink           Manager                               None
Bruce C. Long               President & Manager                   None
Dennis J. Manning           Manager                               Chairman of the Board
Thomas G. Sorell            Executive Vice President              President
                              and Chief Investment
                              Officer
Frank C. Pepe               Senior Vice President and             Senior Vice President and
                              Controller                             Treasurer
Richard T. Potter, Jr.      Senior Vice President and             Senior Vice President
                              Counsel                                 and Counsel
Donald P. Sullivan, Jr.     Senior Vice President                 Vice President
Peggy L. Coppola            Senior Vice President                 None
Joseph A. Caruso            Manager, Senior Vice President        Senior Vice President
                              and Corporate Secretary                and Corporate Secretary


      (c) Not Applicable.


Item 28. Location of Accounts and Records

      Most of the Registrant's accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the custodian and the transfer agent for the Registrant, the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171. The Registrant's corporate records are maintained by the Registrant at 7 Hanover Square, New York, New York 10004.

Item 29. Management Services

      None.

Item 30. Undertakings

      Not applicable.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, The Guardian Bond Fund, Inc. has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 16th day of September, 2005.





                                       THE GUARDIAN BOND FUND, INC.


                                       By  /s/ THOMAS G. SORELL
                                          ---------------------------------
                                               Thomas G. Sorell
                                               President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/THOMAS G. SORELL                    President
------------------------------------    (Principal Executive Officer)
  Thomas G. Sorell


/s/FRANK L. PEPE*                      Vice President and Treasurer
------------------------------------    (Principal Financial and Accounting
  Frank L. Pepe                           Officer)


/s/ FRANK J. FABOZZI*                  Director
------------------------------------
  Frank J. Fabozzi


/s/ARTHUR V. FERRARA*                  Director
------------------------------------
Arthur V. Ferrara


/s/LEO R. FUTIA*                       Director
------------------------------------
  Leo R. Futia


                                       Director
------------------------------------
  Anne M. Goggin


/s/WILLIAM W. HEWITT, JR.*             Director
------------------------------------
 William W. Hewitt, Jr.


/s/SIDNEY I. LIRTZMAN*                 Director
------------------------------------
 Sidney I. Lirtzman


                                       Director
------------------------------------
  Dennis J. Manning


/s/ ROBERT G. SMITH*                   Director
------------------------------------
  Robert G. Smith





*By  /s/ FRANK L. PEPE                                  Date: September 16, 2005
------------------------------------
  FRANK L. PEPE
 Pursuant to a Power of Attorney